                                                                 EXHIBIT 10.31


GRATUITOUS LOAN AGREEMENT ENTERED INTO BY AND BETWEEN FRUTALAMO, S.A. DE C. V. REPRESENTED HEREIN BY MR. FRANCISCO DOMENECH TARRAGO, ENGINEER, HEREINAFTER AND FOR PURPOSES OF THIS AGREEMENT REFERRED TO AS "LENDER"; AND, "GISALAMO S.A. DE C.V." REPRESENTED HEREIN BY MR. JOSE MA. MARTINEZ BROHEZ, ENGINEER, HEREINAFTER AND FOR PURPOSES OF THIS AGREEMENT REFERRED TO AS "BORROWER"; PURSUANT TO THE FOLLOWING PROVISIONS AND ARTICLES:

                                  DECLARATIONS

I. WHEREAS MR. FRANCISCO DOMENECH TARRAGO, Engineer, as representative of "LENDER" declares:

         a) That his principal is a Mexican company duly organized under the laws of the nation [Mexico] and is duly authorized to enter into contracts and assume such obligations, as attested to in public document number 16,471 dated August 3, 1992, given under oath before LIC. ROGELIO MAGANA LUNA, Notary Public No. 156 with jurisdiction in the Federal District and registered in the Public Registry of Commerce under Commercial Page No. 162665, of the Book of Commerce, on August 17, 1992.

         b) That his principal has as its primary business objective the processing, bottling, commercialization and sale of citrus fruit for juice extraction and manufacture of concentrate, as well as the performance of all types of agreements permitted by Law.

         c) That in his capacity as Legal Representative of "LENDER", he has sufficient legal authority to enter into this Agreement, the foregoing agreement, and has been granted powers under the Actos de Administracion y Dominio (Documents of Administration and Power) which have been conferred upon him, which to this date have not been revoked or restricted, which are confirmed in the public document cited in the foregoing paragraph a).

         d) That "LENDER" is the legitimate owner and has full possession of the assets which comprise the juice extraction "PLANT" (land, buildings, and equipment) which is equipped and ready for operation, including an evaporator and residual water treatment plant (installation pending on these latter two pieces of equipment), and holds all Permissions, Authorizations, and Licenses required by the various Municipal, State and Federal Authorities for its operation.

         e) That it is the "LENDER'S" desire to enter into this "GRATUITOUS LOAN AGREEMENT" pursuant to the terms and conditions set forth hereunder.


                                       1
               [English translation of original Spanish document]

II. Mr. JOSE MA. MARTINEZ BROHEZ, ENGINEER, as "BORROWER'S" representative, herein manifests:

         a) That his principal is a Mexican company duly organized under the laws of the nation [Mexico] and being duly authorized to enter into contracts and assume such obligations, as attested to in public document number 2,595 dated October 7, 1996, given under oath before LIC. BLANCA AMALIA CANO GARZA DE BELLO, Notary Public No. 187 with jurisdiction in Cd. Victoria, Tam., with pending registration in the Public Registry of Commerce.

         b) That his principal has as its primary objective the processing, bottling, commercialization and sale of citrus fruit for juice extraction and manufacture of concentrate, as well as the performance of all types of agreements permitted by Law.

         c) That in his capacity as Legal Representative of "BORROWER", he has sufficient legal authority to enter into this Agreement, the foregoing agreement, and has been granted powers under the Actos de Administracion y Dominio (Documents of Administration and Power) which have been conferred upon him, which to this date have not been revoked or restricted, which are confirmed in the public document cited in the foregoing paragraph a).

         d) That it is the "BORROWER'S" desire to enter into this "GRATUITOUS LOAN AGREEMENT", pursuant to the terms and conditions set forth hereunder.

Both parties herein attest that this agreement is subscribed pursuant to Article Nineteen of the "DEPOSIT, OPERATION, EXPLOITATION AND OPTION TO PURCHASE AGREEMENT" executed October 30, 1997, between MR. FRANCISCO DOMENECH TARRAGO, ENGINEER, LIC. FRANCISCO DOMENECH PERUSQUIA, by his own right and in his capacity as representative of "FRUTALAMO, S.A. DE C.V." and "UNIMARK, GROUP INC." represented by MR. RAFAEL VAQUERO BAZAN" which is attached to this Agreement.

Pursuant to the aforementioned provisions made by the Parties, the same agree to grant and submit to the following:

                                 A R T I C L E S

ARTICLE ONE: PURPOSE: "LENDER" GRANTS TO "BORROWER" a "GRATUITOUS LOAN" of the assets mentioned in Provision 1, paragraph d) of this instrument, which are equipped and ready for operation, including an evaporator and residual water treatment plan (installation is pending on the latter two pieces of equipment).


                                       2
               [English translation of original Spanish document]

ARTICLE TWO: UTILIZATION: ""BORROWER" shall utilize the Industrial Facility (Land, Buildings and Equipment) for the exploitation of its Commercial Purpose, that being the processing, packaging, commercialization and sale of citrus fruit for juice extraction and production of concentrate.

ARTICLE THREE: TERM: The term of this Agreement shall be from October 30, 1996 to October 30, 1999.

ARTICLE FOUR: PAYMENT OF SERVICES: "BORROWER" shall bear the expenses of water, electricity and phone utilities.

ARTICLE FIVE: MAINTENANCE COSTS AND INSURANCE PAYMENT: ""BORROWER" shall pay all costs incurred for maintenance required for the proper functioning of the Industrial Plant. Furthermore, "BORROWER" shall bear the expense of premiums for fire and liability insurance which it shall be required to obtain; and the beneficiary of said insurance shall be "FRUTALAMO, S.A. DE C.V."

ARTICLE SIX: INDEMNIFICATION OF WORKERS: Inasmuch as "LENDER" currently employs thirty-seven workers, it shall indemnify them in order to terminate the contractual relationship no later than November 30 of the current year. Furthermore, and if it so desires, "BORROWER" shall have the option to rehire said personnel, thereby freeing "LENDER" from all employer-employee responsibility which may arise with said employees or with any other employee which may be hired, and all obligations and risks associated with those contracted employees shall be born by "BORROWER".

ARTICLE SEVEN: PERMISSIONS AND AUTHORIZATIONS: "LENDER" promises "BORROWER" to maintain all Permissions, Authorizations, and Licenses which, as of this date, have been granted by the various Municipal, State and Federal Authorities, and furthermore shall obtain Land Use Permits from pertinent Municipal and State authorities as well as those permits required for the Concession of Water Wells and Residual Water Discharge provided that these are not significantly altered.

ARTICLE EIGHT: EXPORT QUOTA TO THE UNITED STATES: "LENDER", during the term of this "GRATUITOUS LOAN AGREEMENT", assigns to "BORROWER" its assigned volume of quota for Orange Juice (Fresh and Concentrate).

ARTICLE NINE: ASSIGNMENT: Both "LENDER" and "BORROWER" are in agreement to prohibit the partial or total assignment or transfer of the rights and obligations acquired herein in this "GRATUITOUS LOAN AGREEMENT"; the foregoing, without prior written consent of the other party.

ARTICLE TEN: AMENDMENTS TO AGREEMENT: In the event that amendments to this "LOAN AGREEMENT" are required, both "LENDER" and "BORROWER" shall be required to carry out the respective Amendment Agreement, which must be signed by the parties as well as two witnesses, in order to incorporate said Amendment as an integral part of this Agreement.


                                       3
               [English translation of original Spanish document]

ARTICLE ELEVEN: INTEGRATION: Both "LENDER" and "BORROWER" herein declare that this Agreement is real, just and equitable, and is free of error, fraud, violence, ignorance, inexperience, unlawful enrichment, and injury which could nullify same; therefore, the parties convene that this is the sole document executed by both parties, and replaces any verbal or written agreement executed prior to this date.

At the termination of this Agreement, "BORROWER" shall deliver to "LENDER" the goods delivered in this "GRATUITOUS LOAN AGREEMENT," in the same condition in which they were received, excepting normal wear and tear.

ARTICLE TWELVE:  ADDRESSES:  The parties hereunder indicate their addresses:

              "LENDER"                                "BORROWER"
       Rafael Rebollar No. 67,              Carrera Torres Poniente No. 226
     Col. San Miguel Chapultepec               Cd. Victoria, Tamaulipas
      Mexico, Distrito Federal                        C.P. 87000
             C.P. 11850

ARTICLE THIRTEEN: JURISDICTION AND APPLICABLE LAW: The parties convene and expressly agree to abide by the jurisdiction of the Courts of Cd. Victoria, Tam., as well as the applicable laws of the State of Tamaulipas, and the foregoing shall be applied to the interpretation and fulfillment of this "GRATUITOUS LOAN AGREEMENT", and hereby renounce any other jurisdiction which might apply, by reason of their present or future residence.

The parties, having read this Agreement and being duly informed of the scope of the same, do hereby execute the same in duplicate in the presence of two witnesses in the City of Cd. Victoria, Tam., on the 17th day of the month of December, 1996.

              "LENDER"                                 "BORROWER"

             (Signature)                              (Signature)
   FOR "FRUTALALMO, S.A. DE C.V."             FOR "GISALAMO, S.A. DE C.V."
         FRANCISCO DOMENECH                        JOSE MA. MARTINEZ
          TARRAGO, ENGINEER                         BROHEZ, ENGINEER


                                       4
               [English translation of original Spanish document]